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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 10, 2006

                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of February 1, 2006, providing for the issuance of
              Mortgage Pass-Through Certificates, Series 2006-NC1)

                Mortgage Asset Securitization Transactions, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Delaware                333-124678-18           06-1204982
  -------------------------------     -------------     ----------------------
  (State or Other Jurisdiction of      (Commission         (I.R.S. Employer
           Incorporation)              File Number)     Identification Number)

               1285 Avenue of the Americas
                    New York, New York                       10019
         ----------------------------------------          ----------
         (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code: (212) 713-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.    Other Events

Description of the Certificates and the Mortgage Pool

         Mortgage Asset Securitization Transactions, Inc. (the "Registrant") plans a series of certificates, entitled MASTR Asset Backed Securities Trust 2006-NC1, Mortgage Pass Through Certificates, Series 2006-NC1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of February 1, 2006, among the Registrant as depositor, Wells Fargo Bank, N.A. as master servicer and trust administrator, Wells Fargo Bank, N.A. as servicer and U.S. Bank National Association as trustee. The Certificates designated as the Series 2006-NC1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of closed-end, one- to four-family, first and second lien, fixed-rate and adjustable-rate residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

ABS Informational and Computation Materials

         UBS Securities LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "ABS Informational and Computation Materials", in written form, which ABS Informational and Computation Materials are in the nature of data tables relating to the Mortgage Loans or other assets of the Trust Fund.

         The ABS Informational and Computation Materials have been provided by the Underwriter. The information in the ABS Informational and Computation Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The ABS Informational and Computation Materials were prepared by the Underwriter at the request of certain prospective investors. The ABS Informational and Computation Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

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Item 9.01.    Financial Statements and Exhibits

       (a)    Financial Statements.

              Not applicable.

       (b)    Pro Forma Financial Information.

              Not applicable.

       (c)    Exhibits

              ITEM 601(a) OF
              REGULATION S-K
EXHIBIT NO.     EXHIBIT NO.                       DESCRIPTION
-----------   --------------   -------------------------------------------------
     1             99          ABS Informational  and Computational  Materials
                               (as defined in Item 8.01) that have been provided by UBS Securities LLC to certain prospective purchasers of MASTR Asset Backed Securities Trust
                               2006-NC1, Mortgage Pass Through Certificates,
                               Series 2006-NC1.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 14, 2006


                                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.


                                By:    /s/ Anthony Beshara
                                       -----------------------------------------
                                Name:  Anthony Beshara
                                Title: Associate Director


                                By:    /s/ Glenn McIntyre
                                       -----------------------------------------
                                Name:  Glenn McIntyre
                                Title: Director

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                                Index to Exhibits

                 Item 601(a) of
                 Regulation S-K                                  Sequentially
Exhibit Number     Exhibit No.           Description            Numbered Page
--------------   --------------    -----------------------    ------------------
       1              99           ABS Informational and              7
                                   Computational Materials